Exhibit 99.2

Portman Ridge Finance Corporation Announces Quarterly Distribution

NEW YORK, November 5, 2019 – Today the Board of Directors of Portman Ridge Finance Corporation (Nasdaq: PTMN) (the “Company”) approved a cash distribution for of $0.06 per share of common stock. The distribution is payable on November 29, 2019 to stockholders of record at the close of business as of November 15, 2019.

The Board evaluates a number of factors in determining the amount of the quarterly distribution, including the amount required to be distributed in order for the Company to maintain its status as a “regulated investment company” under the Internal Revenue Code.

We have adopted a Dividend Reinvestment Plan (“DRIP”) that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if we declare a cash distribution, our stockholders who have not “opted out” of our DRIP will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving cash. Please contact your broker or other financial intermediary for more information regarding the DRIP. Distributions may include net investment income, capital gains and/or return of capital. The tax status of distributions will be determined at the end of the taxable year.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of Portman Ridge Finance Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook”, “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

Important assumptions include our ability to originate new investments, and achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation that such plans, estimates, expectations or objectives will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) uncertainty of the expected financial performance of the Company, including following completion of the Externalization; (2) failure to realize the anticipated benefits of the Externalization; (3) the ability of the Company and/or BC Partners to implement its business strategy; (4) the risk that stockholder litigation in connection with the Externalization may result in significant costs of defense, indemnification and liability; (5) evolving legal, regulatory and tax regimes; (6) changes in general economic and/or industry specific conditions; (7) the impact of increased competition; (8) business prospects and the prospects of the Company’s portfolio companies; (9) contractual arrangements with third parties; (10) any future financings by the Company; (11) the ability of the Advisor to attract and retain highly talented professionals; and (12) the Company ability to fund any unfunded commitments; (13) the successful completion of the Company’s acquisition of OHA Investment Corporation (“OHAI”) and receipt of stockholder approval from OHAI’s stockholders; (14) expectations concerning the proposed OHAI transaction, including the financial results of the combined company; and (15) any future distributions by the Company. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission (the “SEC”). We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC.

Contact

Ted Gilpin

Ted.Gilpin@bcpartners.com

(212) 891-5007

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd floor

New York, NY 10022

info@portmanridge.com

Source: Portman Ridge Finance Corporation. News Provided by Acquire Media

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